U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2010

Date of Report (Date of earliest event reported): June 9, 2010

Cannabis Medical Solutions, Inc.

(Name of small business issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-1321002	20-8484256
(Commission File Number)	(I.R.S. Employer
Identification No.)

100 Myer Creek Road

Ashland, Oregon 97520

+1 615 371 6148

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

       .     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       .     Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       .     Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", “our company" refer to Cannabis Medical Solutions, Inc., a Delaware corporation.

CHANGES IN REGISTRANT AND MATERIAL EVENTS

Section 8.01

Other Events

As of June 4, 2010, the due bill date for the Company’s approved 10-1 stock dividend. The Company has changed its issued and outstanding amount of common shares to 347,652,240, which was approved by a majority of shareholders and a majority of the Board. The dividend shares have been mailed to shareholders of record. Our previous 8-K detailed the companies increase in authorized common shares from 250,000,000 to 500,000,000, but did not state the newly issued common shares after the dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2010	By: /s/ Cherish Adams

Cherish Adams President, Director

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